EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Vice President and Director of TBS International Limited, a Bermuda corporation ("TBS"), does hereby constitute and appoint Joseph E. Royce as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-1 and any and all amendments thereto, including post-effective amendments (the "Registration Statement"), to be filed by TBS with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, equity and/or debt securities covered by the Registration Statement and to file the Registration Statement and any and all such amendments, any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorney-in-fact and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of March 1, 2005.

/s/ James W. Bayley James W. Bayley

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of TBS International Limited, a Bermuda corporation ("TBS"), does hereby constitute and appoint Joseph E. Royce as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-1 and any and all amendments thereto, including post-effective amendments (the "Registration Statement"), to be filed by TBS with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, equity and/or debt securities covered by the Registration Statement and to file the Registration Statement and any and all such amendments, any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming as her own act and deed all that such attorney-in-fact and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of March 1, 2005.

/s/ Randee E. Day Randee E. Day

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Senior Executive Vice President, Chief Operating Officer and Director of TBS International Limited, a Bermuda corporation ("TBS"), does hereby constitute and appoint Joseph E. Royce as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-1 and any and all amendments thereto, including post-effective amendments (the "Registration Statement"), to be filed by TBS with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, equity and/or debt securities covered by the Registration Statement and to file the Registration Statement and any and all such amendments, any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorney-in-fact and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of March 1, 2005.

/s/ Gregg L. McNelis Gregg L. McNelis

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of TBS International Limited, a Bermuda corporation ("TBS"), does hereby constitute and appoint Joseph E. Royce as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-1 and any and all amendments thereto, including post-effective amendments (the "Registration Statement"), to be filed by TBS with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, equity and/or debt securities covered by the Registration Statement and to file the Registration Statement and any and all such amendments, any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorney-in-fact and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of February 24, 2005.

/s/ Peter S. Shaerf Peter S. Shaerf

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Executive Vice President and Chief Financial Officer of TBS International Limited, a Bermuda corporation ("TBS"), does hereby constitute and appoint Joseph E. Royce as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-1 and any and all amendments thereto, including post-effective amendments (the "Registration Statement"), to be filed by TBS with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, equity and/or debt securities covered by the Registration Statement and to file the Registration Statement and any and all such amendments, any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorney-in-fact and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of March 1, 2005.

/s/ Ferdinand V. Lepere Ferdinand V. Lepere

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Controller of TBS International Limited, a Bermuda corporation ("TBS"), does hereby constitute and appoint Joseph E. Royce as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-1 and any and all amendments thereto, including post-effective amendments (the "Registration Statement"), to be filed by TBS with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, equity and/or debt securities covered by the Registration Statement and to file the Registration Statement and any and all such amendments, any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorney-in-fact and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of March 1, 2005.

/s/ Anthony J. Gentile Anthony J. Gentile